UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 21, 2004

U.S. PLASTIC LUMBER CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-23855	87-0404343

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 W. Glades Road, Suite 440 W.
Boca Raton, Florida 33431

(Address of principal executive offices)

(561) 394-3511

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

References to “USPL,” the “Company,” “we,” “us” and “our” in this current report refer to U.S. Plastic Lumber Corp. and its subsidiaries and predecessors unless the context of the description indicates otherwise.

FORWARD LOOKING STATEMENTS

     Certain statements and information included in this current report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this current report, the words or phrases “will”, “will likely result”, “are expected to”, “will continue”, “is anticipated”, “estimated”, “projected”, “intends to” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks, known and unknown, and uncertainties, including but not limited to, the Company’s failure to comply with principal obligations and covenants in debt and other agreements, the sufficiency of the debtor-in-possession financing and the Company’s prospects for the future, the Company’s ability to implement its program of reorganization and obtain adequate financing on commercially acceptable terms, economic conditions, changes in law or regulations, failure to comply with Nasdaq’s requirements for continued listing of the Company’s common stock, demand for the Company’s products and services, newly developing technologies, conflicts of interest in related party transactions, regulatory matters, protection of technology, lack of industry standards, the effects of competition with entities with greater financial resources than those possessed by the Company, and stockholder dilution. Such factors could materially adversely affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed within this current report. Additional discussion of such factors that could cause actual results to differ materially from management’s projections, forecasts, estimates and expectations is contained in the Company’s filings with the Securities and Exchange Commission.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On August 21, 2004, Michael D. Schmidt, the Chief Financial Officer and Treasurer of U.S. Plastic Lumber Corp. (the “Company”), resigned effective August 23, 2004. Mr. Schmidt agreed to continue to serve as the Company’s Chief Financial Officer and Treasurer until September 16, 2004.

     On September 30, 2004, Mark S. Alsentzer, the Company’s Chairman, President and Chief Executive Officer, resigned as Chairman and Chief Executive Officer. He will remain a director of the Company. August Schultes III was appointed the Company’s new Chairman on September 30, 2004.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of businesses acquired.

          Not applicable.

     (b) Pro forma financial information.

          Not applicable.

     (c) Exhibits.

          Not applicable.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PLASTIC LUMBER CORP. (Registrant)
Date: November 2, 2004	By:	/s/ Daniel R. Smith
		Name:	Daniel R. Smith
		Title:	Assistant Treasurer

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